SUMMARY OF RESERVED SHARES OF COMMON STOCK FOR ISSUANCE (Details) - shares	Mar. 31, 2024	Dec. 31, 2023		Mar. 31, 2023	Dec. 31, 2022		Dec. 31, 2021	[1]
Equity [Abstract]
Options issued and outstanding	2,315,299	2,364,787	[1]	3,731,392	3,642,958	[1]	3,690,955
Common stock outstanding	60,260,282	60,260,282		45,795,502	43,272,728
Warrants outstanding	24,510,575	24,510,575		12,266,971	16,708,414
Earnout shares	40,000,000	40,000,000		40,000,000	40,000,000
Shares available for future issuance	10,986,525	4,469,280		4,319,309	4,924,914
Total	138,072,681	131,604,924		106,113,174	108,549,014

[1]	Number of options and weighted average exercise price prior to the merger has been adjusted to reflect the exchange of Legacy Dragonfly’s stock options for New Dragonfly stock options at an exchange ratio of approximately 1.182 as a result of the merger. See Note 3 for further information.